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Exhibit 10.25

SECOND AMENDMENT
TO
SECURITYHOLDERS AGREEMENT
AMONG
K&F PARENT, INC.
AND
CERTAIN OF ITS
STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS
DATED AS OF NOVEMBER 18, 2004

        THIS SECOND AMENDMENT TO SECURITYHOLDERS AGREEMENT (the "Amendment"), dated as of April 27, 2005, is being entered into by and among K&F Parent, Inc., a Delaware corporation (the "Company"), Aurora Equity Partners II L.P., a Delaware limited partnership, Aurora Overseas Equity Partners II, L.P., a Cayman Islands limited partnership, Aurora Equity Partners III L.P., a Delaware limited partnership, Aurora Overseas Equity Partners III, L.P., a Cayman Islands limited partnership, the holders of 66 2/3% in voting interests of the issued and outstanding shares of Common Stock, voting together as a single class, held by the Securityholders other than the Aurora Entities, and the holders of 66 2/3% in voting interests of the issued and outstanding shares of Preferred Stock, voting together as a single class, held by the Securityholders other than the Aurora Entities. All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in the Agreement (as defined below).

R E C I T A L S

        WHEREAS, the Company and the Securityholders are parties to that certain Securityholders Agreement dated as of November 18, 2004, as amended by that certain First Amendment to Securityholders Agreement dated as of December 27, 2004 (the "Agreement");

        WHEREAS, in connection with CGLSA (as defined below) executing, delivering, and agreeing to be bound by the terms of, the Agreement, as a Class B Securityholder, the parties hereto desire to enter into this Amendment to amend the Agreement as set forth below; and

        WHEREAS, pursuant to Section 13.2 of the Agreement, the Agreement may be amended, modified or supplemented by written agreement of the parties hereto.

A G R E E M E N T

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

  A.    Amendments to the Agreement

        1.     The following defined terms shall be added to Section 1.1 of the Agreement:

    "CGLSA" means Connecticut General Life Insurance Company on behalf of Separate Account 4628 PB only and not its General Account.

    "ERC" means Employers Reinsurance Corporation.

    "GEIPT" means General Electric Insurance Plan Trust.

        2.     Section 3.1 of the Agreement shall be amended and restated in its entirety to read as follows:

          "3.1     Prohibition on Transfer Prior to Qualified IPO Date.    Each Securityholder agrees that prior to the occurrence of the Qualified IPO Date such Securityholder will not Transfer any Securities now or hereafter owned by such Securityholder except to a Permitted Transferee or with the consent of the Aurora Entities (which may be given or withheld in their respective sole and absolute discretion with or without any reason or liability therefor except as hereinafter provided in this Section 3). The foregoing restriction shall be in addition to, and not in lieu of, the terms of Sections 2, 4, 5, 6, 7 and 8 of this Agreement. Notwithstanding anything herein to contrary, any transaction which results in a change of Control of a Securityholder (other than any Aurora Entities) shall be deemed to be a Transfer by such Securityholder to a Permitted Transferee and the provisions hereof which apply to Transfers to a Permitted Transferee shall also apply to such Transfer, so long as the Securities owned by such Securityholder represent less than ten percent (10%) of the total consolidated assets of such Securityholder."

        3.     The last sentence of Section 4.2(a) of the Agreement shall be amended and restated in its entirety to read as follows:

        "Notwithstanding the foregoing, the Qualifying Class B Securityholders shall not be permitted to purchase any Securities pursuant to this Section 4 from any Securityholder that is subject to ERISA if such purchase would constitute a non-exempt prohibited transaction under ERISA."

        4.     The last sentence of Section 4.2(c) of the Agreement shall be amended and restated in its entirety to read as follows:

        "Notwithstanding the foregoing, the Company shall not be permitted to purchase any Securities pursuant to this Section 4 from any Securityholder that is subject to ERISA if such purchase would constitute a non-exempt prohibited transaction under ERISA."

        5.     The first sentence of Section 7.1 of the Agreement shall be amended and restated in its entirety to read as follows:

        "Each Securityholder (other than GEPT, CalPERS, CDP and CGLSA) hereby irrevocably appoints the Aurora Entities, and each of them acting alone (with full power of substitution), as such Securityholder's proxy and attorney in fact (each, in such capacity, a "Proxy Holder") to vote and to give or withhold consent with respect to all shares of Common Stock and Preferred Stock (if any such rights exists), held by such Securityholder from time to time in such manner as such Proxy Holder or Proxy Holders shall determine in their respective sole and absolute discretion, at any meeting (whether annual or special and whether or not an adjourned meeting) of the Company or by written consent or otherwise, giving and granting to the Proxy Holders all powers such Securityholder would possess if personally present and hereby ratifying and confirming all that said Proxy Holders or either shall lawfully do or cause to be done by virtue hereof, provided, however, that the foregoing proxy shall not apply to any action to be taken or consent to be given by any such Securityholder, in its capacity as such, under the terms of Sections 12 and 13.2 of this Agreement or with respect to matters of the type described in Section 7.2(b), (c), (d), (e) and (f) and provided, further, that the Aurora Entities shall be prohibited from using any of such proxies to amend the terms and conditions set forth in Sections 12 and 13.2 hereof."

        6.     Section 7.2 of the Agreement shall be amended and restated in its entirety to read as follows:

          "7.2     Agreement of CalPERS, GEPT, CDP and CGLSA.    Each of CalPERS, GEPT, CDP and CGLSA hereby irrevocably agrees, with respect to any matter, to vote and to give or withhold consent with respect to all shares of Common Stock and Preferred Stock held by CalPERS, GEPT, CDP or CGLSA, as the case may be, as a Securityholder from time to time in such manner as the Aurora Entities shall vote or give or withhold consent with respect to such matter; provided however, that CalPERS, GEPT, CDP or CGLSA, as the case may be, shall not be so obligated to so vote or give or withhold consent with respect to any matter to the extent that it reasonably believes, based upon written advice of counsel, that:

            (a)   solely in the case of GEPT or CGLSA, to the extent that GEPT's or CGLSA's, as the case may be, fiduciary duties under ERISA shall require otherwise;

            (b)   such matter relates to or would constitute a violation or breach of any covenant, agreement or representation or warranty by any Aurora Entity or any of its Affiliates (other than the Company or any of its controlled Affiliates) contained in this Securityholders Agreement or the Management Services Agreement;

            (c)   such matter constitutes fraud by, gross negligence of, willful misconduct or malfeasance of, a felony or willful violation of law or admission or a violation of any federal or state securities laws (including a consent or plea of no contest or consent to a permanent injunction prohibiting future violations) by any Aurora Entity or any of its Affiliates (other than the Company or any of its controlled Affiliates);

            (d)   the taking of such action (i) is not within the scope of CalPERS', GEPT's, CDP's or CGLSA's, as the case may be, authority as a stockholder of the Company or (ii) would constitute a breach or disregard of CalPERS', GEPT's, CDP's or CGLSA's, as the case may be, fiduciary duties to the other stockholders of the Company or (iii) would constitute a violation by CalPERS, GEPT, CDP or CGLSA, as the case may be, of laws and regulations and rules having the force of law applicable to CalPERS, GEPT, CDP or CGLSA, as the case may be;

            (e)   such matter or action relates to the bankruptcy or insolvency of the Company or any of its subsidiaries; or

            (f)    such matter relates to the conduct of any Aurora Entity or any of its Affiliates (other than the Company or any of its controlled Affiliates) that would have the effect of releasing any such Aurora Entity or any of its Affiliates, as the case may be, from liability if CalPERS, GEPT, CDP or CGLSA, as the case may be, reasonably believes, based upon written advice of counsel, that such conduct was taken in bad faith or in a manner reasonably believed by such Aurora Entity or any of its Affiliates, as the case may be, to be not in, or opposed to, the best interest of the Company.

        Provided further, that the foregoing shall not apply to any action to be taken or consent to be given by CalPERS, GEPT, CDP or CGLSA, as the case may be, in its capacity as a Securityholder, under the terms of Sections 12 and 13.2 of this Agreement. Each of CalPERS, GEPT, CDP and CGLSA represents that it has not heretofore given any proxies or otherwise agreed to vote in respect of its Securities, and agrees that so long as such Securities are subject to this Section 7.2, it will not grant any proxy to any Person or otherwise agree to vote in conflict with the provisions of this Section 7.2. Each of CalPERS, GEPT, CDP and CGLSA hereby affirms that its agreement to vote its Securities set forth in this Section 7.2 is given in consideration for the mutual agreements contained in this Agreement and in connection with its subscription for its Securities and constitutes a material inducement to the Company and the Aurora Entities to approve such subscription, and that this agreement to vote is coupled with an interest and may, under no circumstances, be revoked. The agreement set forth in this Section 7.2 shall terminate with respect to each Security only at such time as such Security is no longer owned beneficially or of record by CalPERS, GEPT, CDP or CGLSA, as the case may be, or any of their respective Permitted Transferees or any other Person designated a Securityholder and bound by the terms of this Agreement."

        7.     Section 13.2 of the Agreement shall be amended and restated in its entirety to read as follows:

          "13.2     Entire Agreement; Amendments.    This Agreement (including the exhibits hereto) constitutes the entire agreement of the parties with respect to the subject matter hereof and may not be modified or amended except by a written agreement signed by (a) the Company, (b) the Aurora Entities, (c) the holders of a majority in voting interest of the issued and outstanding shares of Common Stock, voting together as a single class and each such share being entitled to one vote per share, held by all the Securityholders other than the Aurora Entities or their

  Affiliates and (d) the holders of a majority in voting interest of the issued and outstanding shares of the Series A Preferred, voting together as a single class and each such share being entitled to one vote per share, held by all the Securityholders other than the Aurora Entities or their Affiliates; provided that no amendment shall be made to Section 7.2 hereof (e) with respect to GEPT, without the consent of GEPT, (f) with respect to CalPERS, without the consent of CalPERS, (g) with respect to CDP, without the consent of CDP, and (h) with respect to CGLSA, without the consent of CGLSA; and provided, further, that no amendment shall be made to the last sentence of Section 4.2(a) and 4.2(c), the second to last sentence of Section 5.1, the parenthetical in the first line of Section 7.1 with respect to GEPT and Section 13.15 hereof without the consent of GEPT; and provided, further, that no amendment shall be made to the last sentence of Section 4.2(a) and 4.2(c), the second to last sentence of Section 5.1, the parenthetical in the first line of Section 7.1 with respect to CGLSA and Section 13.16 hereof without the consent of CGLSA; provided, further, that no amendment shall be made to the parenthetical in the first line of Section 7.1 with respect to CDP without the consent of CDP; and provided, further that no amendment shall be made to Sections 4, 5, 6, 9, 10, 11, 12 or 13.2 hereof without the consent of (h) the holders of at least 66 2/3% in voting interest of the issued and outstanding shares of Common Stock, voting together as a single class and each such share being entitled to one vote per share, held by all the Securityholders other than the Aurora Entities or their Affiliates and (i) the holders of at least 66 2/3% in voting interest of the issued and outstanding shares of Preferred Stock, voting together as a single class and each such share being entitled to one vote per share, held by all the Securityholders other than the Aurora Entities or their Affiliates; and provided further that any amendment to Section 5 hereof shall not (i) increase the liability of any Securityholder in respect of representations or indemnification made pursuant to Section 5 or (ii) require such Securityholder to provide any guarantee for the benefit of the Company without such Securityholder's consent; and provided further that any amendment that would adversely affect the rights of any Securityholder or group of Securityholders (other than any amendment that would adversely affect the rights of all Securityholders in the same manner) under this Agreement must be consented to by such Securityholder or group of Securityholders before such amendment may be deemed effective against such Securityholder or group of Securityholders. Notwithstanding the foregoing, subject to the subscription rights set forth in Section 10 and subject to any limitations set forth in its Amended and Restated Certificate of Incorporation or Bylaws, the Company shall have the right, from and after the date hereof, in the sole discretion of the Board, to issue shares of Common Stock or Preferred Stock, or Options or Warrants to purchase or securities convertible into such shares, to any Person (whether or not such Person is already party to this Agreement) and to cause such securities and such Persons (to the extent not already subject to this Agreement) to become subject to this Agreement (including, at the option of the Company, the designation of any of such securities as Registrable Securities) and as a Securityholder of whatever class as the Company may determine, respectively."

        8.     Section 13.15 of the Agreement shall be amended and restated in its entirety to read as follows:

          "13.15     GEPT, ERC and GEIPT Liability.    Any monetary obligation or liability of GEPT, ERC or GEIPT, as applicable, under this Agreement shall be enforced solely against the Securities then held by GEPT ERC or GEIPT, as applicable, and not against the other assets of GEPT, ERC or GEIPT, as applicable, and not against the Trustees of GEPT or General Electric Company or any affiliate thereof or the assets thereof."

        9.     Section 13.16 shall be added to the Agreement to read as follows:

          "13.16     CGLSA Liability.    Any monetary liability of CGLSA under this Agreement shall be enforced solely against the Securities then held by CGLSA and not against the other assets of

  CGLSA and not against its officers or directors or Connecticut General Life Insurance Company or any affiliate thereof or the assets thereof."

  B. Miscellaneous

        1.     Except as amended as set forth above, the Agreement shall continue in full force and effect.

        2.     This Amendment may be signed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

        3.     This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without regard to principles of conflicts of law.

        [Signature Pages follows]

        IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Securityholders Agreement as of the date first written above.

COMPANY:
K&F PARENT, INC.
By:	/s/ RONALD H. KISNER
Name:	Ronald H. Kisner
Title:	Executive Vice President and Secretary
SECURITYHOLDERS:
AURORA EQUITY PARTNERS II L.P.
By:	Aurora Capital Partners II L.P., its general partner
By:	Aurora Advisors II LLC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Vice President and Secretary
AURORA OVERSEAS EQUITY PARTNERS II, L.P.
By:	Aurora Overseas Capital Partners II, L.P., its general partner
By:	Aurora Overseas Advisors II, LDC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Vice President and Secretary

AURORA EQUITY PARTNERS III L.P.
By:	Aurora Capital Partners III L.P., its general partner
By:	Aurora Advisors III LLC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary
AURORA OVERSEAS EQUITY PARTNERS III, L.P.
By:	Aurora Overseas Capital Partners III, L.P., its general partner
By:	Aurora Overseas Advisors III, LDC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary
K&F EQUITY PARTNERS L.P.
By:	Aurora Advisors III LLC, its general partner
By:	/s/ RICHARD K. ROEDER
Name:	Richard K. Roeder
Title:	Secretary

GENERAL ELECTRIC PENSION TRUST
By:	GE ASSET MANAGEMENT INCORPORATED, its Investment Manager
By:	/s/ MICHAEL M. PASTORE
Name:	Michael M. Pastore
Title:	Vice President
CO-INVESTMENT PARTNERS, L.P.
By:	CIP Partners, LLC, its general partner
By:	/s/ DUNCAN CHAPMAN
Name:	Duncan Chapman
Title:
CALIFORNIA PUBLIC EMPLOYEES' RETIREMENT SYSTEM
By:	/s/ LEON SHAHINIAN
Name:	Leon Shahinian
Title:	Senior Investment Officer
CAISSE DE DEPOT ET PLACEMENT DU QUEBEC
By:	/s/ ALAIN TREMBLAY	/s/ GHISLAIN GAUTHIER
Name:	Alain Tremblay	Ghislain Gauthier
Title:	Investment Manager	Senior Vice-President

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SECOND AMENDMENT TO SECURITYHOLDERS AGREEMENT AMONG K&F PARENT, INC. AND CERTAIN OF ITS STOCKHOLDERS, OPTIONHOLDERS AND WARRANTHOLDERS DATED AS OF NOVEMBER 18, 2004
R E C I T A L S
A G R E E M E N T